UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 13, 2024

(Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

001-35465

(Commission File Number)

Nevada	27-2767540
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

44 South Broadway, 4th Floor White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

(888) 496-8001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	HEAR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 18, 2024, Turtle Beach Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report its acquisition of Performance Design Products LLC (“PDP”), through the acquisition of all of the issued and outstanding equity of FSAR Holdings, Inc. (the “Transaction”). By this amendment to the Original 8-K, the Company is amending Item 9.01 thereof to include the required financial statements and pro forma financial information.

This amendment amends and supplements the Original 8-K solely to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K as set forth below, which are incorporated herein by reference, and which were excluded from the Original 8-K in reliance on the instructions to such item. This amendment reports no other updates or amendments to the Original 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and PDP would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited consolidated balance sheets as of March 31, 2023 and March 31, 2022 and the related statements of operations, member’s equity, and cash flows for each of the fiscal years ended March 31, 2023 and March 31, 2022 of PDP, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

Unaudited consolidated balance sheets as of December 31, 2023 and March 31, 2023, statement of operations for the nine months ended December 31, 2023 and December 31, 2022, statement of member’s equity for the nine and twelve months ended December 31, 2023 and March 31, 2023, and statement of cash flows for the nine months ended December 31, 2023 and December 31, 2022 of PDP, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2024;

(ii)	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2023; and

(iii)	Notes to Unaudited Pro Forma Combined Financial Information.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC, independent registered public accounting firm (with respect to PDP).

99.1	Audited consolidated balance sheets as of March 31, 2023 and March 31, 2022 and the related consolidated statements of operations, member’s equity, and cash flows for each of the fiscal years ended March 31, 2023 and March 31, 2022 of PDP.

99.2	Unaudited consolidated balance sheets as of December 31, 2023 and March 31, 2023, statement of operations for the nine months ended December 31, 2023 and December 31, 2022, statement of member’s equity for the nine and twelve months ended December 31, 2023 and March 31, 2023, and statement of cash flows for the nine months ended December 31, 2023 and December 31, 2022 of PDP.

99.3	Unaudited Pro Forma Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: May 28, 2024	By:	/s/ JOHN T. HANSON
John T. Hanson Chief Financial Officer and Treasurer